                                                                 EXHIBIT 10.4


                                   HPSC, INC.

                                 1994 Stock Plan
                            As adopted March 23, 1994

                              TABLE OF CONTENTS

                                 HPSC, INC.

                              1994 Stock Plan

                         As adopted March 23, 1994


1.   PURPOSE; REGISTRATION . . . . . . . . . . . .          1
2.   EFFECTIVE DATE. . . . . . . . . . . . . . . .          1
3.   STOCK COVERED BY THE PLAN . . . . . . . . . .          2
4.   ADMINISTRATION. . . . . . . . . . . . . . . .          2
5.   ELIGIBLE RECIPIENTS . . . . . . . . . . . . .          2
6.   DURATION OF THE PLAN. . . . . . . . . . . . .          2
7.   TERMS AND CONDITIONS OF OPTIONS, PURCHASE
     AUTHORIZATIONS AND BONUSES. . . . . . . . . .          3
     (a)  PRICE. . . . . . . . . . . . . . . . . .          3
     (b)  NUMBER OF SHARES . . . . . . . . . . . .          3
     (c)  EXERCISE OF OPTIONS. . . . . . . . . . .          3
     (d)  PAYMENT. . . . . . . . . . . . . . . . .          4
     (e)  WITHOLDING TAXES; DELIVERY OF SHARES . .          4
     (f)  NON-TRANSFERABILITY. . . . . . . . . . .          4
     (g)  TERMINATION OF PURCHASE AUTHORIZATIONS
          AND OPTIONS. . . . . . . . . . . . . . .          5
     (h)  RIGHTS AS STOCKHOLDER. . . . . . . . . .          5
     (i)  REPURCHASE OF SHARES BY THE COMPANY. . .          5
     (j)  10% STOCKHOLDER. . . . . . . . . . . . .          6
     (k)  CONFIDENTIALITY AGREEMENTS . . . . . . .          6
     (l)  AGGREGATE LIMITATION . . . . . . . . . .          6
     (m)  RIGHT TO TERMINATE . . . . . . . . . . .          6

8.   RESTRICTIONS ON INCENTIVE OPTIONS . . . . . .          6

9.   SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION,
     REORGANIZATION, ETC.. . . . . . . . . . . . .          7

10.  ADJUSTMENT IN SHARES. . . . . . . . . . . . .          7

11.  INVESTMENT REPRESENTATIONS; TRANSFER
     RESTRICTIONS  . . . . . . . . . . . . . . . .          7

12.  DEFINITIONS . . . . . . . . . . . . . . . . .          8

     (a)  "BOARD". . . . . . . . . . . . . . . . .          8
     (b)  "BONUSES". . . . . . . . . . . . . . . .          8

     (c)  "CODE" . . . . . . . . . . . . . . . . .          8
     (d)  "COMMITTEE". . . . . . . . . . . . . . .          8
     (e)  "COMMON STOCK" . . . . . . . . . . . . .          8
     (f)  "COMPANY". . . . . . . . . . . . . . . .          8
     (g)  "COMPANY GROUP". . . . . . . . . . . . .          8
     (h)  "DISABILITY" . . . . . . . . . . . . . .          8
     (i)  "EFFECTIVE DATE" . . . . . . . . . . . .          8
     (j)  "EMPLOYEE" . . . . . . . . . . . . . . .          8
     (k)  "EVENT". . . . . . . . . . . . . . . . .          8
     (l)  "EXCHANGE ACT" . . . . . . . . . . . . .          8
     (m)  "INCENTIVE OPTION" . . . . . . . . . . .          8
     (n)  "NON-QUALIFIED OPTION" . . . . . . . . .          9
     (o)  "OFFICER". . . . . . . . . . . . . . . .          9
     (p)  "OPTIONS". . . . . . . . . . . . . . . .          9
     (q)  "PARENT" . . . . . . . . . . . . . . . .          9
     (r)  "PARTICIPANT". . . . . . . . . . . . . .          9
     (s)  "PLAN" . . . . . . . . . . . . . . . . .          9
     (t)  "PURCHASE AUTHORIZATION" . . . . . . . .          9
     (u)  "SERVICE". . . . . . . . . . . . . . . .          9
     (v)  "SHARES" . . . . . . . . . . . . . . . .          9
     (w)  "SUBSIDIARY" . . . . . . . . . . . . . .          9

13.  TERMINATION OR AMENDMENT OF PLAN. . . . . . .          9

                                                        As adopted 3/23/94



                             HPSC, INC.

                          1994 STOCK PLAN


     1.  PURPOSE; RESTRICTIONS. The purpose of this HPSC, Inc. 1994 Stock
Plan (the "Plan") is to advance the interests of HPSC, Inc., a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Code (as hereinafter defined), and non-statutory stock options ("Non qualified Options"), which are not intended to meet the requirements of
Section 422 of the Code and which are intended to be taxed upon exercise under
Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations") and (iii) stock bonus awards ("Bonuses").

     Notwithstanding the foregoing:

     (a) Unless and until this Plan is approved by the Company's shareholders, and prior to the effective date of such approval, no stock of the Company shall be issued pursuant to this Plan to any director or Officer (as defined herein) of the Company, except to a director or Officer not previously employed by the Company, as an inducement essential to the individual's entering into an employment agreement with the Company. For purposes of this paragraph, the term "Officer" shall mean any of the Company's executive officers who are subject to the trading limitations of Section 16(b) of the Exchange Act (as hereinafter defined).

     (b) No Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve
(12) months after the Effective Date (as hereinafter defined).

     2. EFFECTIVE DATE. This Plan was adopted on March 23, 1994, which is also the Effective Date of the Plan.

     3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 9 and 10 below, the shares that may be made subject to Options, Purchase Authorizations or Bonuses under this Plan ("Shares") shall not exceed in the aggregate 200,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"). Any Shares subject to an Option or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option, Purchase Authorization or Bonus under the Plan. The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4.  ADMINISTRATION. This Plan shall be administered by a committee
(the "Committee") consisting of not less than three (3) members of the Board (as hereinafter defined). Each of the members of the Committee shall be, and shall have been at all times within the one year period ending on the date of appointment to the Committee, a person who in the opinion of counsel to the Company is (i) a "disinterested person" as such term is used in Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" as such term is used in proposed regulation Section 1.162.27(e)(3) under Section 162(m) of
the Code.   The Committee shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Purchase Authorizations, Bonuses and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan to determine the terms and provisions of the respective Options, Purchase Authorizations, Bonuses and related agreements, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Purchase Authorization, Bonus, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith.

     5. ELIGIBLE RECIPIENTS. Subject to the restrictions of Section 1 above, Options, Purchase Authorizations and Bonuses may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board, as are selected by the Committee (a "Participant"); provided, that only Employees (as defined below) of the Company Group shall be eligible for grants of Incentive Options.

     6. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the Effective Date hereof, unless terminated earlier pursuant to Section 13 below, and no Options, Purchase Authorizations or Bonuses May be granted or made thereafter.

     7. TERMS AND CONDITIONS OF OPTIONS, PURCHASE AUTHORIZATIONS AND BONUSES. Options, Purchase Authorizations and Bonuses granted or made under this Plan shall be evidenced by grant forms or agreements in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such grant forms and agreements shall evidence among their terms and conditions the following:

     (a)  PRICE.  The purchase price per Share payable upon the exercise of each Option or the purchase pursuant to each Purchase Authorization granted or made hereunder shall be determined by the Committee at the time the Option
or Purchase Authorization is granted or made.   Subject to Section 7(j)(i), if
applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of the Common Stock on the day the Incentive Option is granted or made. The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than fifty percent (50%) of the fair market value per Share of the Common Stock on the date of the grant. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Committee. No Share shall be issued for less than its par value, if any.

     (b) NUMBER OF SHARES. Each grant form or agreement shall specify the number of Shares to which it pertains.

     (c)  EXERCISE OF OPTIONS.  Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which Section 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Committee, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with
Section 7(d)(ii) below of the amount necessary to pay the aggregate exercise
price.    With respect to an Incentive Option, the permission of the

Committee referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

     (d) Payment. Payment shall be made in full (i) at the time the Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(c)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (I) in cash, (II) by check, (III) if permitted by the Committee (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company stock having a fair market value (as determined by the Committee) equal to the exercise or purchase price, (IV) if permitted by the Committee, as stated in the grant form or agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or (V) by a combination of one or more of the foregoing methods.
If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

     (e)  WITHHOLDING TAXES; DELIVERY OF SHARES.  The Company's
obligation to deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the Participant's satisfaction of all applicable federal, state and
local income and employment tax withholding obligations.   Without limiting
the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorizations or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Committee in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already owned shares of Common Stock, having a value equal to the amount required to be withheld, as determined by the Committee.

     (f) NON-TRANSFERABILITY. No Option or Purchase Authorization shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each

Option or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant.

     (g)  TERMINATION OF PURCHASE AUTHORIZATIONS AND OPTIONS. Each
Purchase Authorization shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service (as defined below). Except to the extent the Committee provides specifically in a grant form or Option agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service, in accordance with the following provisions:

        (i) if the Participant ceases to render Service for any reason other than death or Disability (as defined below), the Participant may, at any time within a period of three months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

        (ii) if the Participant ceases to render Service because of Disability, the Participant may, at any time within a period of one year after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

        (iii) if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one year after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options and Purchase Authorizations may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

     (h) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option, Purchase Authorization or Bonus until the date of issuance of a stock certificate in the Participant's name for such Shares.

     (i) REPURCHASE OF SHARES BY THE COMPANY. Any Shares acquired upon exercise of an Option or pursuant to a Purchase

Authorization or Bonus may in the discretion of the Committee be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option, purchase or bonus grant form or agreement pursuant to which the Shares were acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase or bonus grant form or agreement pursuant to which the Shares were acquired.

     (j)  10% STOCKHOLDER.  If any Participant to whom an Incentive
Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

          (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

         (ii) The Option shall not have a term in excess of five years from the date of grant.

     (k) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Option, Purchase Authorization or Bonus hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

     (l) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Options, Purchase Authorizations and Bonuses may be granted under the Plan to any individual during each successive twelve-month period commencing on the Effective Date of the Plan shall not exceed 100,000 shares.

     (m) RIGHT TO TERMINATE. Nothing contained in the Plan or in any Option, Purchase Authorization or Bonus granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice.

     8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

If an Incentive Option which exceeds the $100,000 limitation of this Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant
to Section 422(d) of the Code.   In the event that such Participant is
eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

     9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC. Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Company as to which the Company will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Company (the "Event"), the Board or the Committee may decide to terminate each outstanding Option and Purchase Authorization. If the Board or the Committee so decides, each Option and Purchase Authorization shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of all outstanding Options and Purchase Authorizations a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him as of the date of purchase. If the Event is not consummated, the suspension shall be removed and all Options and Purchase Authorizations shall continue in full force and effect, subject to their terms.

     10. ADJUSTMENT IN SHARES. Appropriate adjustment shall be made by the Committee in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

     11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or to a Purchase

Authorization or receipt of shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

 12.  DEFINITIONS.

     (a)  "BOARD" means the Board of Directors of the Company.

     (b)  "BONUSES" has the meaning defined in Section 1 above.

     (c) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

     (d)  "COMMITTEE" has the meaning defined in Section 4 above.

     (e)  "COMMON STOCK" has the meaning defined in Section 3 above.

     (f)  "COMPANY" has the meaning defined in Section 1 above.

     (g)  "COMPANY GROUP" has the meaning defined in Section 1 above.

     (h) "DISABILITY" has the meaning defined in Section 22(e)(3) of the Code.

     (i)  "EFFECTIVE DATE" has the meaning defined in Section 2 above.

     (j) "EMPLOYEE" has the meaning defined in Section 3401(c) of the Code.

     (k)  "EVENT" has the meaning defined in Section 9 above.

     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

     (m)  "INCENTIVE OPTION" has the meaning defined in Section 1 above.

     (n) "NON-QUALIFIED OPTION" has the meaning defined in Section 1 above.

     (o)  "OFFICER" has the meaning defined in Section 1 above.

     (p)  "OPTIONS" has the meaning defined in Section 1 above.

     (q)  "PARENT" has the meaning defined in Section 424(e) of the Code.

     (r)  "PARTICIPANT" has the meaning defined in Section 5 above.

     (s)  "PLAN" has the meaning defined in Section 1 above.

     (t) "PURCHASE AUTHORIZATION" has the meaning defined in Section 1 above.

     (u) "SERVICE" means the performance of work for one or more members of the Company Group as an employee, director, consultant or other individual contributor.

     (v)  "SHARES" has the meaning defined in Section 3 above.

     (w) "SUBSIDIARY" has the meaning defined in Section 424(f) of the Code.

     13. TERMINATION OR AMENDMENT OF PLAN. The Board may by written action at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

     (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option, Purchase Authorization, Bonus or related agreement without the consent of the Participant holding such Option, Purchase Authorization, Bonus or related agreement; and

     (b) that if the Plan itself shall have been approved by the stockholders of the Company, no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Section 3), (ii) materially increases the benefits accruing to Participants, or (iii) materially modifies the requirements as to eligibility for participation in the Plan may be made without obtaining, or being conditioned upon, stockholder approval.

 With the consent of the Participant affected, the Committee may amend outstanding Options, Purchase Authorizations, Bonuses or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.